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                                                                    Exhibit 99.1


                        CERTIFICATION PURSUANT TO
                         18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906
                     OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Kforce Inc. (the "Company") on Form 10-Q for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the 'Form 10-Q"), I, David L. Dunkel, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

       (1) The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d); and

       (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: November 13, 2002



/s/ David L. Dunkel
_________________________________
David L. Dunkel
Chief Executive Officer